UNITED STATES SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
May 4, 2006

Date of Report (Date of earliest event reported)
EMDEON CORPORATION
(Exact name of registrant as specified in its charter)

Delaware	0-24975	94-3236644
(State or other jurisdiction of	(Commission File Number)	(I.R.S. Employer Identification
incorporation)		No.)
669 River Drive, Center 2
Elmwood Park, New Jersey 07407-1361

(Address of principal executive offices, including zip code)
(201) 703-3400

(Registrant’s telephone number, including area code)

(Former name or address, if changed since last report)
     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
     ☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
     ☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
     ☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
     ☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

     All statements contained in this Current Report on Form 8-K , other than statements of historical fact, are forward-looking statements, including those regarding: our guidance on future financial results and other projections or measures of our future performance; the amount and timing of the benefits expected from acquisitions or other transactions or from new or updated products or services; other potential sources of additional revenue; and explorations regarding possible transactions or other alternatives with respect to Emdeon Business Services and Emdeon Practice Services. These statements speak only as of the date of this Current Report and are based on our current plans and expectations, and they involve risks and uncertainties that could cause actual future events or results to be different from those described in or implied by such forward-looking statements. These risks and uncertainties include those relating to: market acceptance of our products and services; our ability to develop and maintain relationships with healthcare industry participants, including healthcare payers and providers and vendors of services to those payers and providers; difficulties in integrating acquired businesses; changes in economic, political or regulatory conditions or other trends affecting the healthcare, Internet, information technology and plastics industries, including matters relating to the Health Insurance Portability and Accountability Act of 1996 (HIPAA); our ability to attract and retain qualified personnel; and uncertainties regarding the outcome of the process of exploring alternatives with respect to Emdeon Business Services and Emdeon Practice Services and its effects on those segments. Further information about these matters can be found in our other Securities and Exchange Commission filings. We expressly disclaim any intent or obligation to update these forward-looking statements.
* * * *
     The exhibits furnished with this Current Report on Form 8-K include financial measures in accordance with accounting principles generally accepted in the United States of America, or GAAP, as well as non-GAAP financial measures and reconciliations of the non-GAAP financial measures to GAAP financial measures. The non-GAAP financial measures include: our company’s earnings before interest, taxes, depreciation, amortization and other non-cash items (which we refer to as “Adjusted EBITDA”) and related per share amounts. We believe that those non-GAAP measures, and changes in those measures, provide additional information that our management finds useful in evaluating our company’s performance and in planning for future periods. Accordingly, we believe that such additional information may be useful to investors. The non-GAAP financial measures should be viewed as supplemental to, and not as an alternative for, the GAAP financial measures.

Item 2.02. Results of Operations and Financial Condition
     On May 4, 2006, we issued a press release announcing our results for the quarter ended March 31, 2006. A copy of the press release is attached as Exhibit 99.1. Exhibit 99.2 to this Current Report includes the financial tables that accompanied the press release. Exhibits 99.1 and 99.2 are being “furnished” and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934 (the “Exchange Act”), nor shall either of those exhibits be deemed incorporated by reference in any filing under the Securities Act of 1933 (the “Securities Act”) or the Exchange Act, except as shall be expressly set forth by specific reference in such filing.
Item 7.01. Regulation FD Disclosure
Exhibit 99.1 is also being furnished for purposes of Item 7.01.

     Exhibit 99.3 to this Current Report includes forward-looking financial information that is expected to be discussed on the previously announced conference call with investors and analysts to be held by us at 4:45 p.m., Eastern time, today (May 4, 2006). The call can be accessed at www.emdeon.com (in the About Emdeon section) and a replay will be available at the same location. Exhibit 99.3 is being “furnished” and shall not be deemed “filed” for purposes of Section 18 of the Exchange Act, nor shall it be deemed incorporated by reference in any filing under the Securities Act or the Exchange Act, except as shall be expressly set forth by specific reference in such filing.
Item 9.01. Financial Statements and Exhibits
(c)	Exhibits

The following exhibits are furnished herewith:

99.1	Press Release, dated May 4, 2006, regarding the Registrant’s results for the quarter ended March 31, 2006

99.2	Financial Tables accompanying Exhibit 99.1

99.3	Financial Guidance Summary

SIGNATURE
     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

EMDEON CORPORATION

Dated: May 4, 2006	By:	/s/ Lewis H. Leicher

Lewis H. Leicher
Senior Vice President

EXHIBIT INDEX

Exhibit
Number	Description

99.1	Press Release, dated May 4, 2006, regarding the Registrant’s results for the quarter ended March 31, 2006

99.2	Financial Tables accompanying Exhibit 99.1

99.3	Financial Guidance Summary

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